FQF TRUST

SUPPLEMENT DATED MARCH 22, 2016
TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
DATED JULY 10, 2015 AND OCTOBER 28, 2015, EACH AS SUPPLEMENTED

1. At a special meeting of shareholders of each Fund, shareholders approved a new investment advisory agreement with FFCM, LLC (“FFCM”), the investment adviser to each Fund, which became effective upon the approval of the new investment advisory agreement with FFCM.

2. The last sentence of the first paragraph in the “Information About Adviser” section of the Statement of Additional Information of each Fund is deleted in its entirety and replaced with the following:

The following persons own 5% or more of the Adviser: a wholly-owned subsidiary of AGF Management Limited (“AGF”), TTCER Partners LLC (“TTCER”), M/C Venture Investors, LLC (“M/C Venture Investors”), Mr. William Carey and Mr. Ronald Martin. AGF is a Canadian-based investment management firm serving institutions and individuals around the globe since 1957. TTCER and M/C Venture Investors are private investment vehicles.

3. In the “Investment Advisory Services” section of the prospectus for the O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend Hedged ETF, O’Shares FTSE Asia Pacific Quality Dividend ETF and O’Shares FTSE Asia Pacific Quality Dividend ETF (“O’Shares Funds”), the last paragraph in the “Investment Adviser” sub-section is revised by deleting the following sentence:

The Sponsor’s obligations under the Sponsor Agreement and the other agreements described herein have been assigned by the Sponsor to its affiliate, O’Leary Funds Management LP.

4. The fifth paragraph of the “Pricing Fund Shares” section of the prospectus for the O’Shares Funds is deleted in its entirety and replaced with the following:

When calculating the NAV of the Funds’ shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. The Trust’s Board of Trustees has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the Board of Trustees has established. Any Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by one or more pricing service providers as of 4:00 p.m. London time. Certain valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by each Fund’s Target Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Target Index.

5. In the “Information About Adviser” section of the Statement of Additional Information for the O’Shares Funds, the last sentence of the first paragraph in the “Fund Sponsor” sub-section is revised by deleting the following sentence:

The Sponsor's obligations under the Sponsor Agreement and the other agreements described herein have been re-assigned by the Sponsor by its affiliate, O’Leary Funds Management LP.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.